Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Terry K. Glenn, President of Merrill Lynch Global Balanced Fund and Merrill Lynch Master Global Balanced Portfolio (together, the "Fund"), certify that:

      1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: January 21, 2004

                                              /s/ Terry K. Glenn
                                              ----------------------------------
                                              Terry K. Glenn,
                                              President of
                                              Merrill Lynch Global Balanced Fund
                                              and Merrill Lynch Master Global
                                              Balanced Portfolio

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Merrill Lynch Global Balanced Fund and Merrill Lynch Master Global Balanced Portfolio and will be retained by Merrill Lynch Global Balanced Fund and Merrill Lynch Master Global Balanced Portfolio and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Donald C. Burke, Chief Financial Officer of Merrill Lynch Global Balanced Fund and Merrill Lynch Master Global Balanced Portfolio (together, the "Fund"), certify that:

      1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: January 21, 2004

                                              /s/ Donald C. Burke
                                              ----------------------------------
                                              Donald C. Burke,
                                              Chief Financial Officer of
                                              Merrill Lynch Global Balanced Fund
                                              and Merrill Lynch Master Global
                                              Balanced Portfolio

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Merrill Lynch Global Balanced Fund and Merrill Lynch Master Global Balanced Portfolio and will be retained by Merrill Lynch Global Balanced Fund and Merrill Lynch Master Global Balanced Portfolio and furnished to the Securities and Exchange Commission or its staff upon request.